SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): February 10, 2004



                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

        Colorado                        0-21231                  84-1233716

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


700 Seventeenth Street, Suite 2100                                  80202
Denver, Colorado


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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release, dated February 10, 2004, announcing financial results for the quarter ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On February 10, 2004, Matrix Bancorp, Inc. issued a press release announcing financial results for the quarter ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 10, 2004


                                        MATRIX BANCORP, INC.


                                        By:   /s/ Allen McConnell
                                           ------------------------------------
                                        Name: Allen McConnell
                                        Title: Senior Vice President















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                                  EXHIBIT INDEX



     Exhibit No.           Description


         99.1 Press Release, dated February 10, 2004, announcing financial results for the quarter ended December 31, 2004